Execution Version 1 PLEDGE AGREEMENT THIS PLEDGE AGREEMENT (this “Pledge Agreement”) dated as of May 3, 2024 is made by WILLIS LEASE FINANCE CORPORATION, a Delaware corporation, having its registered agent’s office at 9 East Loockerman Street, Dover, Delaware 19901, as pledgor (the “Pledgor”) in favor of BANK OF UTAH, not in its individual capacity but solely as Security Trustee (together with its successors and assigns, the “Pledgee”). W I T N E S S E T H: WHEREAS, we refer to the Secured Credit Agreement, dated as of May 3, 2024 (as it may be modified, supplemented or amended from time to time, the “Credit Agreement”), among Willis Warehouse Facility LLC, as Borrower (the “Borrower”), the Pledgee as Security Trustee and Administrative Agent, Bank of America, N.A. as Facility Agent (the “Facility Agent”) and the lenders party thereto to which the Lenders have agreed to make certain Loans available to finance the acquisition or refinancing of the Assets; WHEREAS, the Pledgor owns 100% of the limited liability company interests, as described in Annex A hereto (the “Ownership Interests”) in the Borrower (the “Pledged Company”), established pursuant to the Amended and Restated Limited Liability Company Agreement of Willis Warehouse Facility LLC dated May 3, 2024 (the “LLC Agreement”); WHEREAS, the LLC Agreement provides that the Pledged Company shall be managed by managers, who shall have the authority to bind the Pledged Company and to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes statutory or otherwise, possessed by members of a limited liability company under the laws of the State of Delaware (all of the rights, benefits, authority and powers of the member set forth in the LLC Agreement are referred to as the “Managerial Rights”); and WHEREAS, it is a condition precedent to the obligation of the Lenders to make the Loans under the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Pledge Agreement. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Pledgor hereby covenants and agrees with the Pledgee as follows: 1. Definitions. As used in this Pledge Agreement, the following terms have the meanings specified below. Capitalized terms used but not defined herein shall have the meaning given to such terms (whether by reference to another document or otherwise) in the Security Agreement. “Performance Obligations” means the obligation of the Borrower to comply with Sections 6.01 (solely as to maintenance of legal existence), 8.02, 8.03 (excluding Section 8.03(a)(ii) as to acquisitions), 8.11 and 8.13 of the Credit Agreement. “Pledged Collateral” shall collectively mean all of (a) the Ownership Interests in the Pledged Company and the certificates (if any) representing the Ownership Interests; (b) all Rights (as defined below); (c) all additional beneficial or other equity interests of the Pledged Company from time to time acquired by the Pledgor in any manner, the 2 certificates representing such additional interests and all Rights with respect thereto; (d) all the Pledgor’s right to participate in the management of the business and affairs of the Pledged Company or to otherwise control the Pledged Company and all of the Pledgor’s rights as a member of the Pledged Company; and (e) all proceeds of the foregoing. “Rights” shall mean and include (i) the right to be admitted as a member of the Pledged Company, including pursuant to Section 18 of the LLC Agreement, all rights and privileges of the Pledgor to act as an authority to bind the Pledged Company, including pursuant to Section 5 of the LLC Agreement, all rights and privileges of the Pledgor to revoke a delegation with or without cause of Officers (as defined in the LLC Agreement) then acting and designate new Officers (as defined in the LLC Agreement), including pursuant to Section 13 of the LLC Agreement and all right, title and interest of the Pledgor which presently exists or hereafter arises in, to and under the Managerial Rights, (ii) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the interests pledged hereunder and (iii) all other options or rights of any nature whatsoever which may be issued or granted by the Pledged Company and the books and records of the Pledged Company evidencing record ownership and registration of the interests pledged hereunder (“Books and Records”). 2. Security for the Loan, Etc. This Pledge Agreement is in favor of the Pledgee to secure all Obligations. 3. Pledge. As security for the payment and performance in full of the Obligations, the Pledgor hereby transfers, grants, conveys, mortgages, assigns, hypothecates, pledges, sets over, and delivers unto the Pledgee for the benefit of the Secured Parties, and grants to the Pledgee for the benefit of the Secured Parties a first priority lien, continuing security interest, charge and mortgage in, all of the Pledged Collateral. 4. Control. It is the intention of the parties to grant “control” of the Ownership Interests and the other Pledged Collateral to the Pledgee for purposes of perfection of the Pledgee’s security interest in such Pledged Collateral pursuant to Article 8 and Article 9 of the UCC. The Pledgee shall be entitled to exercise any and all rights of the Pledgor in respect of the Pledged Collateral in accordance with the terms hereof and of the Security Agreement, and the Pledged Company shall comply in all respects with such exercise without further consent from the Pledgor. 5. Voting Rights; Etc. (a) So long as no Event of Default has occurred and is continuing: (i) the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Ownership Interests, or any part thereof, for any purpose not inconsistent with the terms of this Pledge Agreement or the other Loan Documents; provided, however, (A) that the Pledgor shall not amend or approve any amendment to or modification, alteration or repeal of the certificate of incorporation, memorandum and articles of association or by-laws, membership agreement or any other organizational or constitutional documents, as the case may be, of the Pledged Company 3 without obtaining the prior written consent of the Pledgee, if and to the extent the Pledgee's consent therefor is required under the Credit Agreement; and (B) that the Pledgor shall not approve an increase in the authorized number of shares of stock or stated capital or share capital or membership interests, as the context requires, of the Pledged Company or the issuance of any additional shares of stock or share capital or membership interests, as the context requires, or the granting of any options or warrants without the prior written consent of the Pledgee, which consent shall not be unreasonably withheld or delayed, provided, that such interests shall be subject to the Lien of this Pledge Agreement; and (ii) the Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above. (b) At any time when an Event of Default has occurred and is continuing, and following receipt by the Pledgor of written notice from the Pledgee that than an Event of Default has occurred and is continuing and that the Pledgee intends to exercise any or all voting and consensual rights and powers with respect to the Pledged Collateral, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a)(i) shall cease and all such rights shall thereupon become vested in the Pledgee, without further act who shall thereupon have the sole right to exercise such voting and other consensual rights and remedies. 6. Further Assurances. The Pledgor agrees that at any time and from time to time, the Pledgor will promptly execute and deliver all further instruments and documents and take all further action requested by the Pledgee that may be necessary in order to perfect and protect any security interest granted hereby or to enable the Pledgee to exercise or enforce its rights and remedies hereunder with respect to the Pledged Collateral, including, without limitation, the Ownership Interests. 7. Representations, Warranties and Covenants of the Pledgor. (a) The Pledgor represents and warrants to the Pledgee as of the date hereof that: (i) it is the sole owner of the Ownership Interests and such Ownership Interests are and at all times shall continue to be, free and clear of any Lien of any party, except for Permitted Encumbrances or as permitted under the Loan Documents or with the Pledgee’s prior written consent and the pledge and security interest created by this Pledge Agreement; (ii) it has full power, authority and legal right to pledge such Ownership Interests pursuant to this Pledge Agreement; (iii) this Pledge Agreement constitutes legal valid and binding obligations of the Pledgor, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity; 4 (iv) the particulars of the Ownership Interests specified in Annex A hereto are accurate and such Ownership Interests described therein constitute the entire Ownership Interests of the Pledgor at the date hereof; (v) the Pledgor has not sold or agreed to sell and has not granted in favor of any other Person any interest in or any option or other rights in respect of any of the Ownership Interests except pursuant to arrangements which have been terminated or as expressly provided in the Loan Documents; (vi) the Pledgor has not taken any corporate action nor have any other steps been taken or legal proceedings been started or threatened against the Pledgor for its winding up, dissolution, liquidation, administration, examinership or reorganization or for the appointment of a receiver, administrator, administrative receiver, examiner, liquidator, trustee or similar officer of it or of any or all of its assets; (vii) on the date hereof, the Pledgor’s exact legal name and jurisdiction are specified in the introductory paragraph hereof and for purposes of the Uniform Commercial Code in effect in the State of New York, it confirms that it is located in the State of Delaware; and (viii) the Pledged Company has not opted into Article 8 of the UCC as in effect under the laws of the state of Delaware and the Ownership Interests are not a “security” within the meaning of Article 8 of the UCC as in effect under the laws of the state of Delaware. (b) The Pledgor covenants to the Pledgee that: (i) unless required by Applicable Law, it will not prior to the date which is one year and one day after the payment in full of all Obligations (other than contingent obligations for which no claim has been made), institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy, insolvency, reorganization or similar law; (ii) it will defend its title to the Pledged Collateral against the claims of any and all Persons; (iii) it will not cause or permit the Pledged Company to issue any further membership interests of any class or description or other securities in addition to or in substitution for the Ownership Interests; (iv) it will pledge hereunder, immediately upon its acquisition (direct or indirect) thereof, any additional membership interest of any class or description or other securities of the Pledged Company; (v) the Pledgor shall, on the date hereof, deliver to the Pledgee an executed interest transfer letter substantially in the form of Exhibit B attached hereto;

5 (vi) the Pledgor will not cause or permit the Pledged Company to issue a membership interest certificate nor any further membership interests of any class or description or other securities in addition to or in substitution for the Ownership Interest, nor will the Pledgor cause the Ownership Interests to become a “security” within the meaning of Article 8 of the UCC as in effect under the laws of the state of Delaware nor will the Pledgor cause or permit the Pledged Company to opt in to Article 8 of the UCC, unless, simultaneously therewith, the Pledgor has done all things required to grant “control” of the Ownership Interest and the other Pledged Collateral to the Pledgee for purposes of perfection of the Pledgee's security interests in such Pledged Collateral pursuant to Article 8 and Article 9 of the UCC; and (vii) the Pledgor will not permit or cause the Pledged Company to fail to comply with its Performance Obligations in accordance with the terms of the Loan Documents and will take such actions (if any) as are required for the Member of the Pledged Company to take in order for the Pledged Company to comply with its Performance Obligations in accordance with the terms of the Loan Documents. 8. Transfers and Other Liens. The Pledgor agrees that as long as the Loans have not been repaid in full, it will not (a) except as permitted under the Credit Agreement, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral; or (b) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for any Permitted Encumbrance and the security interest under this Pledge Agreement or as permitted under the Loan Documents or with the Pledgee’s prior written consent. 9. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably and by way of security for the Obligations, appoints the Pledgee as the Pledgor’s attorney-in-fact (said power of attorney being coupled with an interest), with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise with full power of substitution, in the Pledgee’s discretion at any time when an Event of Default has occurred and is continuing, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, to exercise or enforce any right or remedy available to the Pledgee hereunder or under any Applicable Law, including, without limitation, the right to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Ownership Interests or any part thereof, and to give full discharge for the same. Upon the request of the Pledgee, the Pledgor will provide documentation evidencing such power of attorney and such further powers of attorney on the same terms set forth above. 10. Reasonable Care. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Ownership Interests if it has maintained possession thereof, if the Ownership Interests are accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Ownership Interests, whether or not the Pledgee has or is deemed to have knowledge of such matters; or (b) taking any necessary steps to preserve rights against any parties with respect to any Ownership Interests. 6 11. Remedies Upon an Event of Default. At any time when an Event of Default has occurred and is continuing: (a) the Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and the Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof, in one or more parcels, at public or private sale, at any exchange, broker’s board or at any of the Pledgee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. The Pledgee agrees to give 15 Business Days’ written notice to the Pledgor and the Facility Agent of the time and place of any public sale, or the time after which any private sale is to be made, and the Pledgor agrees that such notice shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral, regardless of whether notice of sale shall have been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. At any public sale made pursuant to this paragraph, the Pledgee may bid for or purchase the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee pursuant to the Credit Agreement and the other Loan Documents, including, without limitation, the Obligations, as a credit against the purchase price therefor; and the Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor (provided, however, that nothing contained in this sentence shall limit the Pledgor’s right to bid for the Pledged Collateral in any public sale). As an alternative to exercising the power of sale herein conferred upon it, the Pledgee may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral pursuant to this Pledge Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver; (b) the Pledgee may hold the Ownership Interests and cause the same to be registered in the Books and Records in its name or in the name of its nominee, whereupon the Pledgee or such nominee shall enjoy all the rights and benefits attributable to the ownership thereof; (c) the Pledgee may vote all or any of the Ownership Interests, act by consent in lieu of a meeting, and give all consents, waivers and ratifications with respect thereto and otherwise act as though it were the outright owner thereof and the Pledgor hereby irrevocably constitutes and appoints the Pledgee (or its successor and assign) its proxy and attorney-in-fact, with full power of substitution to do so; (d) all payments received and amounts held or realized by the Pledgee pursuant to this Section, including any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon, all or 7 any part of the Pledged Collateral, shall be applied in accordance with the terms and provisions of Section 8 of the Security Agreement; and (e) to the maximum extent permitted by applicable law, each and every right, power and remedy herein specifically given to the Pledgee or otherwise in this Pledge Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, by statute or by the Loan Documents, as applicable, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Pledgee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Pledgee in the exercise of any right, remedy or power or in the pursuit of any remedy shall, to the extent permitted by applicable law, impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Pledgor or to be an acquiescence therein. 12. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor from the terms of this Pledge Agreement, shall, in any event, be effective unless the same shall be agreed in writing by the Pledgor and the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. 13. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices or other communications provided or permitted to be made hereunder shall be made in accordance with Section 12.01 of the Credit Agreement. 14. Pledgor’s Obligations Absolute, Etc. Except as otherwise expressly provided herein or in any other Loan Documents the security hereby constituted shall be a continuing security for the payment, satisfaction and discharge of the Obligations and the obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Credit Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Pledge Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Pledge Agreement or the Credit Agreement; (c) any furnishing of any additional security to the Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization or upon any security by the Pledgee; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor. 15. Termination; Release. (a) Upon (or at any time after) payment in full of (x) the principal amount of the Loans outstanding under the Credit Agreement, and interest thereon, Break Funding Payments, and all other amounts due under all the Loans and (y) all Hedging Obligations and provided that 8 (A) there shall then be no other Obligations due to the Pledgee, the Facility Agent and any other Secured Party hereunder, under the Credit Agreement and under the other Loan Documents, (B) all Hedging Agreements shall have been terminated and (C) no Event of Default under Section 10.01(e) and/or Section 10.01(f) of the Credit Agreement shall have occurred and be continuing (unless the payment in full of the Loan, any interest thereon, Break Funding Payments and all other amounts due under the Loans and of the Hedging Obligations and the satisfaction of all other Obligations under the Credit Agreement and the other Loan Documents shall have been approved by the applicable bankruptcy or insolvency court, Irish law examiner, judicial manager (or similar official or court)), the Lien of this Pledge Agreement shall be automatically released and the Pledgor shall direct the Pledgee to promptly execute and deliver to or as directed in writing by the Pledgor an appropriate instrument prepared by the Pledgor and reasonably satisfactory to the Pledgee evidencing the release of the Pledged Collateral from the lien of this Pledge Agreement and the Pledgee shall execute and deliver such instrument as aforesaid; provided, that this Pledge Agreement shall earlier terminate and this Pledge Agreement shall be of no further force or effect upon any sale or other final disposition by the Pledgee of all property constituting part of the Pledged Collateral and the final distribution by the Pledgee of all monies or other property or proceeds constituting part of the Pledged Collateral in accordance with the terms hereof. (b) Except as aforesaid otherwise provided, this Pledge Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof. 16. Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. (a) This Pledge Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York. (b) Each of the Pledgor and Pledgee hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Pledge Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Each of the Pledgor and Pledgee hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement brought in court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

9 (d) EACH OF THE PLEDGOR AND THE PLEDGEE HEREBY IRREVOCABLY WAIVES AS AGAINST THE OTHER PARTY HERETO ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY LEGAL PROCEEDING ARISING UNDER THIS PLEDGE AGREEMENT. 17. Miscellaneous. This Pledge Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Pledgor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Pledgee, except as otherwise permitted under any Loan Documents. This Pledge Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings of the several sections and subsections in this Pledge Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement. This Pledge Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart. Transmission by facsimile of an executed counterpart of this Pledge Agreement shall be deemed to constitute due and sufficient delivery of such counterpart, to be followed thereafter by an original of such counterpart. Delivery of an executed counterpart signature page by e-mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Pledge Agreement. 18. Rights Cumulative. The rights of the Pledgee hereunder shall be in addition to, and shall not be limited by, the rights of the Pledgee, the Facility Agent or any other party under any other Loan Documents. 19. Pledgee. (a) In acting hereunder, the Pledgee does so pursuant to its terms of appointment under the Credit Agreement and is entitled to the rights, protections, immunities and indemnities set out therein as if fully set forth herein. In the event of any conflict or inconsistency between the terms of this Pledge Agreement and of the Credit Agreement with respect to the rights, powers and obligations of the Pledgee, the terms of the Credit Agreement shall prevail. (b) It is expressly understood and agreed by the parties hereto that (a) this Pledge Agreement is executed and delivered by the Pledgee, not individually or personally but solely as the Security Trustee under the Credit Agreement, in the exercise of the powers and authority conferred and vested in it, (b) nothing herein contained shall be construed as creating any liability on the Pledgee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Pledgor and by any person claiming by, through or under such parties and (c) under no circumstances shall the Pledgee be personally liable for the payment of any indebtedness or expenses of or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Pledgor or the Pledgee under this Pledge Agreement. 20. Limited Recourse. Notwithstanding any other provisions of this Agreement, the Pledgor’s liability under this Agreement and the Pledgee’s recourse to the Pledgor under this 10 Agreement shall be limited solely to the Pledged Collateral, and the Pledgee agrees that the Pledgee shall not have recourse under this Agreement to any of the Pledgor’s other assets other than the Pledged Collateral and the Pledgee may not take any judicial or other separate proceeding or exercise any other right or remedy that they may have against the Pledgor or any of the Pledgor’s assets, other than recourse to the Pledged Collateral. The obligations of Pledgor under this Agreement are solely the corporate obligations of the Pledgor and no Person (including, without limitation, any Secured Party) shall have any recourse against any limited partner, general partner, manager, employee or officer of the Pledgor in respect of any obligation, covenant, indemnity, representation or agreement made or given by the Pledgor pursuant to this Agreement or any notice or document which the Pledgor is requested to deliver pursuant to the provisions of this Agreement. * * * 11 IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Pledge Agreement to be executed and delivered by their duly authorized officers as of the date first above written. WILLIS LEASE FINANCE CORPORATION, as Pledgor By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Executive Vice President BANK OF UTAH, not in its individual capacity but solely as Security Trustee, as Pledgee By: /s/ Joseph H. Pugsley Name: Joseph H. Pugsley Title: Vice President 12 ANNEX A TO THE PLEDGE AGREEMENT OWNERSHIP INTERESTS Attached to and forming a part of that certain Pledge Agreement dated May 3, 2024 between Willis Lease Finance Corporation, as pledgor, and Bank of Utah., not in its individual capacity but solely as Security Trustee, as pledgee. 1. Name of Eligible Company: Willis Warehouse Facility LLC 2. Type of Organization: Limited Liability Company 3. Jurisdiction of Organization: Delaware 4. Nature of Ownership Interests: LLC membership interests 5. Ownership Interests subject to pledge: 100%

13 ANNEX B TO THE PLEDGE AGREEMENT FORM OF INTEREST TRANSFER LETTER ________________________ Ladies and Gentlemen: Reference is made to the Amended and Restated Limited Liability Company Agreement of Willis Warehouse Facility LLC dated May [__], 2024 (the “LLC Agreement”). Reference is also made to the Pledge Agreement, dated as of May [__], 2024, between Willis Lease Finance Corporation, as pledgor and Bank of Utah, not in its individual capacity but solely as Security Trustee (the “Pledge Agreement”). WILLIS LEASE FINANCE CORPORATION (the “Transferor”), for value received, does hereby transfer to __________________________ (the “Transferee”), its limited liability company interests standing in its name of Willis Warehouse Facility LLC, to hold the same unto the Transferee. This letter shall be governed by, and construed in accordance with, the laws of New York. [Signature Page Follows] 14 WILLIS LEASE FINANCE CORPORATION, as Transferor By: Name: Title: